SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 17, 2003



                        INTERNATIONAL DISPLAYWORKS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       0-27002               94-3333649
            --------                       -------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                           599 Menlo Drive, Suite 200,
                            Rocklin, California 95765
                                 (916) 415-0864
          (Address and telephone number of principal executive offices)




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Item 7. Financial Statements and Exhibits.

         Exhibit No.       Exhibit Description

         99                Press release announcing second quarter results

Item 9.  Regulation FD Disclosure.

     International DisplayWorks, Inc. announced its results for the second quarter of fiscal year 2003 on the attached press release. This information is being furnished pursuant to Item 12.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERNATIONAL DISPLAYWORKS, INC.,
                                            a Delaware Corporation


Dated: June 17, 2003                        /S/ Stephen C. Kircher
       -------------                        ------------------------------------
                                            Stephen C. Kircher
                                            Chief Executive Officer